Morgan Stanley Insured Municipal Trust
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date     Price   Shares  %of    Total       Purcha Broker
         of       Of      Purcha  Asset  Issued      sed
         Purcha   Shares  sed     s                  By
         se                                          Fund

Californ 11/07/   Variou  5,000,  6.41%  $6,313,500  0.08%  JPMorgan;
ia Dept  02       s       000            ,000               Lehman
of Wtr                                                      Brothers;
Res, CA,                                                    Bear,Stearn
Ser 2002                                                    s & Co.
A                                                           Inc.; E.J.
(Aaa/AAA                                                    De La Rosa
)                                                           & Co.,
                                                            Inc.;
                                                            Salomon
                                                            Smith
                                                            Barney; USB
                                                            PaineWebber
                                                            Inc.; Banc
                                                            of America
                                                            Securities
                                                            LLC; BNY
                                                            Capital
                                                            Markets,
                                                            Inc.; CIBC
                                                            World
                                                            Markets;
                                                            E*BondTrade
                                                            , LLC;
                                                            Fidelity
                                                            Capital
                                                            Markets;
                                                            First
                                                            Albany
                                                            Corporation
                                                            ; Goldman,
                                                            Sachs &
                                                            Co.;
                                                            Jackson
                                                            Securities;
                                                            Loop
                                                            Capital
                                                            Markets,
                                                            LLC; M.R.
                                                            Beal &
                                                            Company;
                                                            Merrill
                                                            Lynch &
                                                            Co., Inc.;
                                                            Pacific
                                                            American
                                                            Securities,
                                                            LLC;
                                                            Prager,
                                                            McCarthy &
                                                            Sealy, LLC;
                                                            Prudential
                                                            Securities
                                                            Incorporate
                                                            d; Quick &
                                                            Reilly,
                                                            Inc.;
                                                            Ramirez &
                                                            Co., Inc.;
                                                            RBC Dain
                                                            Rauscher;
                                                            Redwood
                                                            Securities
                                                            Group,
                                                            Inc.;
                                                            Siebert
                                                            Brandford
                                                            Shank & Co.
                                                            LLC; Stone
                                                            & Youngberg
                                                            LLC; Sutter
                                                            Securities
                                                            Inc.; The
                                                            Chapman
                                                            Company;
                                                            U.S.
                                                            Bancorp
                                                            Piper
                                                            Jaffray;
                                                            Wells Fargo
                                                            Institution
                                                            al
                                                            Securities,
                                                            LLC